Supplement to the
Fidelity Advisor® Growth Opportunities Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2025
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to reclassify Fidelity Advisor® Growth Opportunities Fund as non-diversified. A meeting of the shareholders of the fund is expected to be held early in the second quarter of 2025 to vote on this proposal. If approved, the changes will take effect on May 1, 2025, or the first day of the month following shareholder approval.
Currently, as a diversified company under the Investment Company Act of 1940 (the "1940 Act"), at least 75% of the value of the fund's total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund's total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of the fund's assets.
As a non-diversified company under the 1940 Act, the fund would no longer be subject to the above restriction although the fund would continue to comply with the tax diversification requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended. A non-diversified company is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which means that the fund would be more exposed to the risk that poor performance by a single issuer could adversely affect a fund's performance than would a fund that invests in a larger number of issuers. The proposed change to the fund's diversification classification is intended to provide the fund with greater long-term flexibility in executing its investment strategy, although it is not expected to substantially affect the way the fund is currently managed.
Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-877-208-0098. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).
GO-PSTK-0125-145 1.756209.145	January 29, 2025
Supplement to the
Fidelity Advisor® Large Cap Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2025
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Large Cap Fund and Fidelity® Large Cap Stock Fund pursuant to which Fidelity Advisor® Large Cap Fund would be reorganized on a tax-free basis with and into Fidelity® Large Cap Stock Fund.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Large Cap Fund would receive, respectively, corresponding shares of Fidelity® Large Cap Stock Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Large Cap Fund in exchange for corresponding shares of Fidelity® Large Cap Stock Fund equal in value to the net assets of Fidelity Advisor® Large Cap Fund and the assumption by Fidelity® Large Cap Stock Fund of all of the liabilities of Fidelity Advisor® Large Cap Fund. After the exchange, Fidelity Advisor® Large Cap Fund will distribute the Fidelity® Large Cap Stock Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Large Cap Fund. As a result, shareholders of Fidelity Advisor® Large Cap Fund will become shareholders of Fidelity® Large Cap Stock Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor® Large Cap Fund is expected to be held during the second quarter of 2025 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor® Large Cap Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about July 25, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Large Cap Stock Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
LC-PSTK-0125-140 1.749194.140	January 29, 2025
Supplement to the
Fidelity Advisor® Equity Income Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2025
Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Equity Income Fund and Fidelity® Equity Dividend Income Fund pursuant to which Fidelity Advisor® Equity Income Fund would be reorganized on a tax-free basis with and into Fidelity® Equity Dividend Income Fund.
Each fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500® Index. In addition, consistent with the primary objective of obtaining dividend and interest income, each fund will consider the potential for achieving capital appreciation.
As a result of the Reorganization, shareholders of each class of Fidelity Advisor® Equity Income Fund will receive shares of the corresponding class of Fidelity® Equity Dividend Income Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Equity Income Fund in exchange for corresponding shares of Fidelity® Equity Dividend Income Fund equal in value to the net assets of Fidelity Advisor® Equity Income Fund and the assumption by Fidelity® Equity Dividend Income Fund of all of the liabilities of Fidelity Advisor® Equity Income Fund. After the exchange, Fidelity Advisor® Equity Income Fund will distribute the Fidelity® Equity Dividend Income Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Equity Income Fund. As a result, shareholders of Fidelity Advisor® Equity Income Fund will become shareholders of Fidelity® Equity Dividend Income Fund (these transactions are collectively referred to as the "Reorganization").
Shareholders of Fidelity Advisor® Equity Income Fund will receive a combined information statement and prospectus containing more information with respect to the Reorganization, and a summary of the Board's considerations in approving the Agreement.
The Reorganization, which does not require shareholder approval, is expected to take place on or about June 6, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Equity Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
In connection with the Reorganization, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of Fidelity Advisor® Equity Income Fund unless and until the registration statement becomes effective. Shareholders should read the information statement/prospectus, which contains important information about the Reorganization, when it becomes available. For a free copy of the information statement/prospectus, please contact Fidelity at 1-877-208-0098. The information statement/prospectus will also be available on the Securities and Exchange Commission's website (www.sec.gov).
EPI-PSTK-0125-141 1.756211.141	January 29, 2025